UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706
                                   ----------

                             TEMPLETON INCOME TRUST
                            ------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/06
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS



                                [GRAPHIC OMITTED]

                                                           AUGUST 31, 2006
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        ANNUAL REPORT AND SHAREHOLDER LETTER              |     INCOME
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                                                      WANT TO RECEIVE
                    [GRAPHIC OMITTED]                 THIS DOCUMENT
                                                      FASTER VIA EMAIL?
                        TEMPLETON
                     GLOBAL BOND FUND                 Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ....................................................     1

ANNUAL REPORT

Templeton Global Bond Fund ............................................     3

Performance Summary ...................................................     9

Your Fund's Expenses ..................................................    13

Financial Highlights and Statement of Investments .....................    15

Financial Statements ..................................................    24

Notes to Financial Statements .........................................    27

Report of Independent Registered Public Accounting Firm ...............    37

Tax Designation .......................................................    38

Board Members and Officers ............................................    42

Shareholder Information ...............................................    49

--------------------------------------------------------------------------------
Annual Report

Templeton Global Bond Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." "Bonds" include debt securities of any maturity, such as bonds, notes and debentures.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 8/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Government Bonds ..............................   87.2%
Short-Term Investments & Other Net Assets .....   12.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Global Bond Fund's annual report for the fiscal year ended August 31, 2006.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Global Bond Fund - Class A posted a +7.95% cumulative total return. The Fund outperformed its benchmark, the Citigroup World Government Bond Index (WGBI), which posted cumulative total returns of -0.05% in local currency terms and +0.56% in U.S. dollar terms for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

1. Source: Citigroup. The Citigroup WGBI is market capitalization weighted and tracks total returns of government bonds in 22 developed countries globally. Local bond market returns are from country subindexes of the Citigroup WGBI. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                               Annual Report | 3

--------------------------------------------------------------------------------
WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

ECONOMIC AND MARKET OVERVIEW

Global economic growth remained strong for the year under review and demonstrated resilience to higher commodity prices, including oil, and the normalization of global interest rates. Regionally, growth was generally robust in Asia, strengthening in Europe and moderating in the U.S.

The U.S. Federal Reserve Board (Fed) led the global interest rate tightening cycle with consecutive 25-basis-point increases starting mid-2004 (100 basis points equal one percentage point). As household consumption moderated and the housing market cooled amid inflation pressure stemming from labor costs and energy prices, the Fed paused with the federal funds target rate at 5.25% after raising short-term interest rates 175 basis points during the 12-month period. Inflation rose to its highest level since 2001, or 2.8%, in August as measured by the core Consumer Price Index (CPI). 2 Higher inflation and the Fed's tightening of short-term interest rates pressured U.S. bond yields higher in the past 12 months, leaving a relatively flat yield curve with the 10-year Treasury note yield at 4.74% on August 31, 2006, and the 30-year Treasury bond yield at 4.88%. Although the U.S. dollar weakened 3.02% versus its major trading partners and the difference in growth rates between the U.S. and its major trading partners narrowed during the period, the U.S. current account deficit remained large at 6.6% of gross domestic product (GDP) at the end of second quarter
2006. 3

Regionally, the Pacific Rim, which accounted for 48% of the U.S. trade deficit, continued to play a prominent role in terms of global imbalances, characterized by the large U.S. current account deficit. 4 The international reserve accumulation by major oil producers and export-intensive countries such as China remained significant during the reporting period. For example, by the end of June 2006, China's international reserves were US$941 billion, increasing on average US$20 billion per month. 5 Growth in Asia was generally robust, accompanied by increasing domestic demand in some countries. Trade surpluses in Asia (outside of China) narrowed, as oil prices and stronger domestic demand contributed to rising imports. Relative to the 3.6% GDP growth in the U.S. in second quarter 2006 year-over-year, China's economy grew 11.3%, Singapore's 8.1% and South Korea's 5.3%. 6 Although Asia's interest rate policy tightened during the year, the most notable shift in monetary

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

3.    Sources: Federal Reserve; U.S. Bureau of Economic Analysis.

4.    Source: U.S. Department of the Treasury.

5.    Source: The People's Bank of China.

6. Sources: U.S. Bureau of Economic Analysis; The People's Bank of China; Monetary Authority of Singapore; Bank of Korea.


4 | Annual Report
policy was in Japan. During the period, the country ended its policy of quantitative easing and a zero percent interest rate, adopted in 2001 to combat entrenched deflation and weak domestic growth prospects. Stronger domestic demand, driven by investment, and prospects for sustainable positive inflation led the Bank of Japan to increase interest rates 25 basis points in July 2006.

While the U.S. and Asia demonstrated relatively strong growth throughout the current economic upswing, much of Europe lagged. However, driven by exports and investment, Europe's growth rates during the 12-month period notably improved and were generally above expectations. The European Central Bank (ECB) began increasing interest rates in December 2005 and tightened a cumulative 100 basis points through the reporting period. Although unemployment rates remained high in some of the larger economies such as Germany and France, they exhibited gradual improvement over the year. Similar trends, sometimes amplified, can be found throughout non-euro European countries such as Poland, Norway and Sweden. For example, Poland's economic growth rose 5.5% in second quarter 2006 year-over-year, while Norway's and Sweden's increased 3.8% and 5.1%. 7 Although these three countries experienced a low inflation/strong growth environment, signs of capacity constraints emerged as labor markets tightened and resource utilization rose. In total, Norway's and Sweden's central banks each increased interest rates 100 basis points, while Poland's reduced rates 100 basis points during the 12-month period.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring various factors including changes in interest rates, currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets. Despite the high commodity price environment, increased geopolitical tensions and a broadly rising global interest rate environment, we generated positive results largely through our flexibility to derive return from various sources including duration, income and currency exchange rates.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/06*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Asia                                          37.9%
Non-EMU Europe                                25.0%
Americas                                      22.2%
EMU Members**                                  8.4%
Middle East & Africa                           5.1%
Supranationals***                              2.5%

*     Other assets, less liabilities = -1.1%.

** The Fund's EMU investments were in Austria, Finland, France, Germany, Greece, Ireland, Italy and Netherlands.

*** The Fund's supranational investments were denominated in the Icelandic krona, Japanese yen, New Zealand dollar and Swedish krona.

7. Sources: National Bank of Poland; Central Bank of Norway; Sveriges Riksbank (Bank of Sweden).


                                                               Annual Report | 5

INTEREST RATE STRATEGY

During the year under review, we shortened the portfolio's overall duration amid rising global interest rates, which benefited the Fund's relative performance. The largest contributor to Fund performance was our overweighted position in Indonesia. The Fund's investments in Indonesia's longer duration local currency bonds benefited from a 100-basis-point interest rate reduction during the period. In the 12-month period, the Indonesian bond market returned +27.70% in local currency terms, as measured by the HSBC Asian Local Bond Index (ALBI). 8 On the other hand, the Fund's underweighted exposure to the U.K. bond market detracted from relative performance, given the long-term bonds' solid performance due to a pension regulation change. According to the Citigroup WGBI, the U.K. bond market rose +2.80% in local currency terms during the period and outperformed the benchmark. 1

CURRENCY STRATEGY

The Fund benefited from its significantly underweighted exposure to the U.S. dollar, which depreciated 3.02% against the U.S.'s major trading partners. 3 Factors behind the weaker U.S. dollar included the fading impact of the Homeland Investment Act, which allowed U.S. corporations to repatriate foreign profits at a lower tax rate in 2005, as well as the Fed's interest rate policy approaching neutral (as opposed to expansionary or restrictive). Notably, higher U.S. bond yields relative to other developed bond markets provided a key source of funding for the U.S. current account deficit.

Regionally, we significantly reduced the Fund's euro and U.S. dollar currency exposure in favor of non-euro European and Asian currencies. Countries with solid external fundamentals and positive domestic growth prospects such as Canada were key contributors to the Fund's relative performance. During the period, we significantly increased the Fund's exposure to the Canadian dollar, which rose 7.06% against the U.S. dollar. 9 The country's vast natural resources strengthened its balance of payment position in a rising commodity price environment and supported its currency, as Canada's trade surplus increased and foreign investment inflows into the energy sector rose. In Europe, we sought to offset the relatively negative impact of being underweighted in the euro with overweighted positions in non-euro European countries such as Poland and Sweden, whose currencies outperformed the euro

8. Source: HSBC. The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local currency-denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country subindexes of the HSBC ALBI.

9.    Source: Compustat.


6 | Annual Report
in the 12-month period and helped the Fund's relative results. The Polish zloty rose 7.51% against the U.S. dollar, while the Swedish krona rose 4.99% against the U.S. dollar and 0.87% against the euro. 9 On the other hand, the Fund's Icelandic krona exposure and no exposure to the British pound detracted from relative performance.

In Asia, the Fund's basket of non-Japan currencies generated strong positive returns, and also outperformed the yen, which was an underweighted currency position until late in the reporting period. In the past 12 months, the Indonesian rupiah rose 13.22% against the U.S. dollar, the Thai baht 9.88%, the South Korean won 8.22% and the Singapore dollar 7.14%, while the yen depreciated 5.24%. 9 We took advantage of this period of euro strength relative to the yen to reduce the Fund's exposure to the euro and initiate exposure to the yen late in the period. On a cumulative basis, the yen has underperformed the euro since the end of 2000. During the last period of U.S. dollar weakness in 2002-2004, the euro and other European currencies appreciated more than those of many Asian countries, which were less affected by currency appreciation and instead built up substantial foreign exchange reserves. Since then, the U.S. current account deficit deteriorated, the euro zone's current account fell into a deficit, and the Japanese current account surplus continued to grow. According to our analysis, the Japanese economy's significant improvement -- evidenced by its emergence from deflation and the central bank's subsequent fundamental shift in monetary policy -- indicated that another potential period of U.S. dollar depreciation would likely affect the Japanese yen.

GLOBAL SOVEREIGN DEBT STRATEGY

We purchased investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury yield curves. Despite rising short-term U.S. interest rates, U.S. dollar-denominated emerging market debt generated a +9.02% return over the period, as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG). 10 Sovereign interest rate spreads declined from 281 basis points at the beginning of the reporting period to 197 basis points by period-end. 11 Regionally, Latin American sovereign debt returned +11.64%, Asian +10.00% and central and eastern European +3.56%. 10

CURRENCY BREAKDOWN
Based on Total Net Assets as of 8/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Japanese Yen                                  15.0%
South Korean Won                              12.5%
Swedish Krona                                  9.2%
Canadian Dollar                                7.7%
Thai Baht                                      7.1%
Polish Zloty                                   6.8%
Indonesian Rupiah                              6.6%
Malaysian Ringgit                              4.4%
Norwegian Krone                                4.3%
Singapore Dollar                               4.1%
Slovakian Koruna                               3.6%
U.S. Dollar                                    3.5%
Egyptian Pound                                 3.3%
Australian Dollar                              2.5%
Euro                                           2.5%
Peruvian Nuevo Sol                             2.2%
Icelandic Krona                                2.0%
Other                                          2.7%

10. Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

11.   Source: J.P. Morgan Government Bond Index Monitor.


                                                               Annual Report | 7

Thank you for your continued participation in Templeton Global Bond Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]   /s/ Michael Hasenstab

                  Michael Hasenstab, Ph.D.
                  Portfolio Manager
                  Templeton Global Bond Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Annual Report

Performance Summary as of 8/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TPINX)                           CHANGE    8/31/06    8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.31     $10.78     $10.47
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.5000
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TEGBX)                           CHANGE    8/31/06    8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.31     $10.79     $10.48
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.4587
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TGBAX)                     CHANGE    8/31/06    8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.30     $10.75     $10.45
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.5262
--------------------------------------------------------------------------------


                                                               Annual Report | 9

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                    1-YEAR        5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                  +7.95%       +77.66%       +103.99%
--------------------------------------------------------------------------------
Average Annual Total Return 2              +3.41%       +11.20%         +6.93%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3            $ 10,341      $ 17,003      $  19,538
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4         +4.21%       +11.36%         +6.77%
--------------------------------------------------------------------------------
CLASS C                                    1-YEAR        5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                  +7.52%       +74.09%        +95.96%
--------------------------------------------------------------------------------
Average Annual Total Return 2              +6.52%       +11.73%         +6.96%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3            $ 10,652      $ 17,409      $  19,596
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4         +7.30%       +11.87%         +6.82%
--------------------------------------------------------------------------------
ADVISOR CLASS 5                            1-YEAR        5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                  +8.14%       +79.71%       +109.80%
--------------------------------------------------------------------------------
Average Annual Total Return 2              +8.14%       +12.44%         +7.69%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3            $ 10,814      $ 17,971      $  20,980
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4         +9.02%       +12.58%         +7.54%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (9/1/96-8/31/06)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

               Templeton Global Bond         Citigroup World
   Date                Fund              Government Bond Index 6    CPI 6
----------     ---------------------     -----------------------   -------
  9/1/1996            $ 9,578                    $10,000           $10,000
 9/30/1996            $ 9,726                    $10,041           $10,032
10/31/1996            $ 9,953                    $10,228           $10,064
11/30/1996            $10,211                    $10,363           $10,083
12/31/1996            $10,231                    $10,279           $10,083
 1/31/1997            $10,100                    $10,005           $10,114
 2/28/1997            $10,070                    $ 9,930           $10,146
 3/31/1997            $ 9,979                    $ 9,854           $10,172
 4/30/1997            $10,000                    $ 9,768           $10,184
 5/31/1997            $10,071                    $10,033           $10,178
 6/30/1997            $10,205                    $10,153           $10,191
 7/31/1997            $10,246                    $10,074           $10,203
 8/31/1997            $10,236                    $10,068           $10,223
 9/30/1997            $10,403                    $10,282           $10,248
10/31/1997            $10,445                    $10,496           $10,273
11/30/1997            $10,424                    $10,335           $10,267
12/31/1997            $10,418                    $10,303           $10,254
 1/31/1998            $10,429                    $10,404           $10,273
 2/28/1998            $10,482                    $10,488           $10,292
 3/31/1998            $10,482                    $10,384           $10,312
 4/30/1998            $10,547                    $10,550           $10,331
 5/31/1998            $10,569                    $10,575           $10,350
 6/30/1998            $10,580                    $10,591           $10,362
 7/31/1998            $10,569                    $10,605           $10,375
 8/31/1998            $10,525                    $10,894           $10,388
 9/30/1998            $10,869                    $11,473           $10,401
10/31/1998            $10,914                    $11,813           $10,426
11/30/1998            $10,880                    $11,646           $10,426
12/31/1998            $10,981                    $11,880           $10,420
 1/31/1999            $10,970                    $11,771           $10,445
 2/28/1999            $10,559                    $11,393           $10,458
 3/31/1999            $10,627                    $11,422           $10,490
 4/30/1999            $10,731                    $11,417           $10,566
 5/31/1999            $10,499                    $11,225           $10,566
 6/30/1999            $10,394                    $11,028           $10,566
 7/31/1999            $10,476                    $11,298           $10,598
 8/31/1999            $10,417                    $11,351           $10,623
 9/30/1999            $10,536                    $11,528           $10,674
10/31/1999            $10,512                    $11,522           $10,693
11/30/1999            $10,380                    $11,401           $10,699
12/31/1999            $10,451                    $11,374           $10,699
 1/31/2000            $10,317                    $11,131           $10,731
 2/29/2000            $10,403                    $11,051           $10,795
 3/31/2000            $10,501                    $11,393           $10,884
 4/30/2000            $10,216                    $11,021           $10,890
 5/31/2000            $10,094                    $11,107           $10,903
 6/30/2000            $10,431                    $11,377           $10,960
 7/31/2000            $10,318                    $11,184           $10,985
 8/31/2000            $10,230                    $11,100           $10,985
 9/30/2000            $10,180                    $11,078           $11,043
10/31/2000            $ 9,951                    $10,937           $11,062
11/30/2000            $10,132                    $11,155           $11,068
12/31/2000            $10,743                    $11,554           $11,062
 1/31/2001            $10,822                    $11,540           $11,132
 2/28/2001            $10,731                    $11,535           $11,176
 3/31/2001            $10,466                    $11,202           $11,202
 4/30/2001            $10,466                    $11,163           $11,246
 5/31/2001            $10,304                    $11,129           $11,297
 6/30/2001            $10,398                    $11,027           $11,316
 7/31/2001            $10,561                    $11,305           $11,284
 8/31/2001            $10,998                    $11,730           $11,284
 9/30/2001            $10,942                    $11,816           $11,335
10/31/2001            $11,108                    $11,910           $11,297
11/30/2001            $11,185                    $11,742           $11,278
12/31/2001            $11,192                    $11,440           $11,233
 1/31/2002            $11,128                    $11,228           $11,259
 2/28/2002            $11,389                    $11,287           $11,303
 3/31/2002            $11,410                    $11,255           $11,367
 4/30/2002            $11,775                    $11,658           $11,430
 5/31/2002            $11,970                    $11,988           $11,430
 6/30/2002            $12,107                    $12,567           $11,437
 7/31/2002            $12,055                    $12,690           $11,449
 8/31/2002            $12,326                    $12,912           $11,488
 9/30/2002            $12,495                    $13,053           $11,507
10/31/2002            $12,621                    $12,999           $11,526
11/30/2002            $12,792                    $13,016           $11,526
12/31/2002            $13,433                    $13,670           $11,500
 1/31/2003            $13,734                    $13,857           $11,551
 2/28/2003            $14,005                    $14,052           $11,640
 3/31/2003            $14,037                    $14,095           $11,710
 4/30/2003            $14,495                    $14,264           $11,685
 5/31/2003            $15,472                    $14,882           $11,666
 6/30/2003            $15,302                    $14,642           $11,678
 7/31/2003            $14,703                    $14,207           $11,691
 8/31/2003            $14,548                    $14,130           $11,736
 9/30/2003            $15,448                    $14,931           $11,774
10/31/2003            $15,262                    $14,856           $11,761
11/30/2003            $15,527                    $15,106           $11,729
12/31/2003            $16,293                    $15,708           $11,716
 1/31/2004            $16,260                    $15,750           $11,774
 2/29/2004            $16,499                    $15,774           $11,837
 3/31/2004            $16,597                    $16,001           $11,914
 4/30/2004            $15,999                    $15,316           $11,952
 5/31/2004            $16,065                    $15,435           $12,022
 6/30/2004            $16,049                    $15,469           $12,060
 7/31/2004            $16,113                    $15,390           $12,041
 8/31/2004            $16,474                    $15,754           $12,047
 9/30/2004            $16,920                    $15,976           $12,072
10/31/2004            $17,451                    $16,448           $12,136
11/30/2004            $18,299                    $17,041           $12,142
12/31/2004            $18,675                    $17,334           $12,098
 1/31/2005            $18,390                    $17,091           $12,123
 2/28/2005            $18,711                    $17,116           $12,193
 3/31/2005            $18,303                    $16,887           $12,289
 4/30/2005            $18,320                    $17,138           $12,371
 5/31/2005            $18,115                    $16,792           $12,359
 6/30/2005            $17,978                    $16,646           $12,365
 7/31/2005            $18,013                    $16,483           $12,422
 8/31/2005            $18,099                    $16,780           $12,486
 9/30/2005            $17,977                    $16,459           $12,638
10/31/2005            $17,873                    $16,159           $12,664
11/30/2005            $17,839                    $15,962           $12,562
12/31/2005            $18,101                    $16,142           $12,511
 1/31/2006            $18,786                    $16,351           $12,606
 2/28/2006            $18,787                    $16,267           $12,632
 3/31/2006            $18,716                    $16,077           $12,702
 4/30/2006            $19,427                    $16,461           $12,810
 5/31/2006            $19,418                    $16,762           $12,873
 6/30/2006            $19,195                    $16,586           $12,899
 7/31/2006            $19,457                    $16,719           $12,937
 8/31/2006            $19,538                    $16,874           $12,962

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
CLASS A                    8/31/06
----------------------------------
1-Year                      +3.41%
----------------------------------
5-Year                     +11.20%
----------------------------------
10-Year                     +6.93%
----------------------------------

CLASS C (9/1/96-8/31/06)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

               Templeton Global Bond         Citigroup World
   Date                Fund              Government Bond Index 6    CPI 6
----------     ---------------------     -----------------------   -------
  9/1/1996            $10,000                    $10,000           $10,000
 9/30/1996            $10,140                    $10,041           $10,032
10/31/1996            $10,384                    $10,228           $10,064
11/30/1996            $10,649                    $10,363           $10,083
12/31/1996            $10,667                    $10,279           $10,083
 1/31/1997            $10,527                    $10,005           $10,114
 2/28/1997            $10,482                    $ 9,930           $10,146
 3/31/1997            $10,383                    $ 9,854           $10,172
 4/30/1997            $10,412                    $ 9,768           $10,184
 5/31/1997            $10,482                    $10,033           $10,178
 6/30/1997            $10,607                    $10,153           $10,191
 7/31/1997            $10,647                    $10,074           $10,203
 8/31/1997            $10,644                    $10,068           $10,223
 9/30/1997            $10,814                    $10,282           $10,248
10/31/1997            $10,843                    $10,496           $10,273
11/30/1997            $10,823                    $10,335           $10,267
12/31/1997            $10,820                    $10,303           $10,254
 1/31/1998            $10,817                    $10,404           $10,273
 2/28/1998            $10,868                    $10,488           $10,292
 3/31/1998            $10,876                    $10,384           $10,312
 4/30/1998            $10,928                    $10,550           $10,331
 5/31/1998            $10,947                    $10,575           $10,350
 6/30/1998            $10,967                    $10,591           $10,362
 7/31/1998            $10,951                    $10,605           $10,375
 8/31/1998            $10,906                    $10,894           $10,388
 9/30/1998            $11,247                    $11,473           $10,401
10/31/1998            $11,288                    $11,813           $10,426
11/30/1998            $11,260                    $11,646           $10,426
12/31/1998            $11,361                    $11,880           $10,420
 1/31/1999            $11,344                    $11,771           $10,445
 2/28/1999            $10,915                    $11,393           $10,458
 3/31/1999            $10,983                    $11,422           $10,490
 4/30/1999            $11,086                    $11,417           $10,566
 5/31/1999            $10,843                    $11,225           $10,566
 6/30/1999            $10,732                    $11,028           $10,566
 7/31/1999            $10,813                    $11,298           $10,598
 8/31/1999            $10,752                    $11,351           $10,623
 9/30/1999            $10,869                    $11,528           $10,674
10/31/1999            $10,840                    $11,522           $10,693
11/30/1999            $10,698                    $11,401           $10,699
12/31/1999            $10,768                    $11,374           $10,699
 1/31/2000            $10,627                    $11,131           $10,731
 2/29/2000            $10,711                    $11,051           $10,795
 3/31/2000            $10,809                    $11,393           $10,884
 4/30/2000            $10,513                    $11,021           $10,890
 5/31/2000            $10,384                    $11,107           $10,903
 6/30/2000            $10,714                    $11,377           $10,960
 7/31/2000            $10,607                    $11,184           $10,985
 8/31/2000            $10,500                    $11,100           $10,985
 9/30/2000            $10,459                    $11,078           $11,043
10/31/2000            $10,219                    $10,937           $11,062
11/30/2000            $10,402                    $11,155           $11,068
12/31/2000            $11,025                    $11,554           $11,062
 1/31/2001            $11,102                    $11,540           $11,132
 2/28/2001            $11,005                    $11,535           $11,176
 3/31/2001            $10,730                    $11,202           $11,202
 4/30/2001            $10,726                    $11,163           $11,246
 5/31/2001            $10,557                    $11,129           $11,297
 6/30/2001            $10,650                    $11,027           $11,316
 7/31/2001            $10,813                    $11,305           $11,284
 8/31/2001            $11,256                    $11,730           $11,284
 9/30/2001            $11,195                    $11,816           $11,335
10/31/2001            $11,359                    $11,910           $11,297
11/30/2001            $11,448                    $11,742           $11,278
12/31/2001            $11,452                    $11,440           $11,233
 1/31/2002            $11,369                    $11,228           $11,259
 2/28/2002            $11,632                    $11,287           $11,303
 3/31/2002            $11,650                    $11,255           $11,367
 4/30/2002            $12,018                    $11,658           $11,430
 5/31/2002            $12,213                    $11,988           $11,430
 6/30/2002            $12,349                    $12,567           $11,437
 7/31/2002            $12,293                    $12,690           $11,449
 8/31/2002            $12,564                    $12,912           $11,488
 9/30/2002            $12,732                    $13,053           $11,507
10/31/2002            $12,872                    $12,999           $11,526
11/30/2002            $13,026                    $13,016           $11,526
12/31/2002            $13,675                    $13,670           $11,500
 1/31/2003            $13,977                    $13,857           $11,551
 2/28/2003            $14,248                    $14,052           $11,640
 3/31/2003            $14,276                    $14,095           $11,710
 4/30/2003            $14,736                    $14,264           $11,685
 5/31/2003            $15,723                    $14,882           $11,666
 6/30/2003            $15,545                    $14,642           $11,678
 7/31/2003            $14,931                    $14,207           $11,691
 8/31/2003            $14,785                    $14,130           $11,736
 9/30/2003            $15,693                    $14,931           $11,774
10/31/2003            $15,499                    $14,856           $11,761
11/30/2003            $15,747                    $15,106           $11,729
12/31/2003            $16,534                    $15,708           $11,716
 1/31/2004            $16,479                    $15,750           $11,774
 2/29/2004            $16,716                    $15,774           $11,837
 3/31/2004            $16,808                    $16,001           $11,914
 4/30/2004            $16,198                    $15,316           $11,952
 5/31/2004            $16,258                    $15,435           $12,022
 6/30/2004            $16,254                    $15,469           $12,060
 7/31/2004            $16,297                    $15,390           $12,041
 8/31/2004            $16,657                    $15,754           $12,047
 9/30/2004            $17,102                    $15,976           $12,072
10/31/2004            $17,649                    $16,448           $12,136
11/30/2004            $18,483                    $17,041           $12,142
12/31/2004            $18,855                    $17,334           $12,098
 1/31/2005            $18,561                    $17,091           $12,123
 2/28/2005            $18,895                    $17,116           $12,193
 3/31/2005            $18,461                    $16,887           $12,289
 4/30/2005            $18,472                    $17,138           $12,371
 5/31/2005            $18,259                    $16,792           $12,359
 6/30/2005            $18,133                    $16,646           $12,365
 7/31/2005            $18,145                    $16,483           $12,422
 8/31/2005            $18,225                    $16,780           $12,486
 9/30/2005            $18,114                    $16,459           $12,638
10/31/2005            $17,986                    $16,159           $12,664
11/30/2005            $17,963                    $15,962           $12,562
12/31/2005            $18,202                    $16,142           $12,511
 1/31/2006            $18,902                    $16,351           $12,606
 2/28/2006            $18,879                    $16,267           $12,632
 3/31/2006            $18,802                    $16,077           $12,702
 4/30/2006            $19,528                    $16,461           $12,810
 5/31/2006            $19,513                    $16,762           $12,873
 6/30/2006            $19,265                    $16,586           $12,899
 7/31/2006            $19,539                    $16,719           $12,937
 8/31/2006            $19,596                    $16,874           $12,962

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
CLASS C                    8/31/06
----------------------------------
1-Year                      +6.52%
----------------------------------
5-Year                     +11.73%
----------------------------------
10-Year                     +6.96%
----------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
ADVISOR CLASS 5            8/31/06
----------------------------------
1-Year                      +8.14%
----------------------------------
5-Year                     +12.44%
----------------------------------
10-Year                     +7.69%
----------------------------------

ADVISOR CLASS (9/1/96-8/31/06) 5

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

               Templeton Global Bond         Citigroup World
   Date                Fund              Government Bond Index 6    CPI 6
----------     ---------------------     -----------------------   -------
  9/1/1996            $10,000                    $10,000           $10,000
 9/30/1996            $10,154                    $10,041           $10,032
10/31/1996            $10,391                    $10,228           $10,064
11/30/1996            $10,661                    $10,363           $10,083
12/31/1996            $10,682                    $10,279           $10,083
 1/31/1997            $10,610                    $10,005           $10,114
 2/28/1997            $10,581                    $ 9,930           $10,146
 3/31/1997            $10,488                    $ 9,854           $10,172
 4/30/1997            $10,511                    $ 9,768           $10,184
 5/31/1997            $10,598                    $10,033           $10,178
 6/30/1997            $10,720                    $10,153           $10,191
 7/31/1997            $10,765                    $10,074           $10,203
 8/31/1997            $10,768                    $10,068           $10,223
 9/30/1997            $10,945                    $10,282           $10,248
10/31/1997            $10,982                    $10,496           $10,273
11/30/1997            $10,967                    $10,335           $10,267
12/31/1997            $10,971                    $10,303           $10,254
 1/31/1998            $10,973                    $10,404           $10,273
 2/28/1998            $11,031                    $10,488           $10,292
 3/31/1998            $11,045                    $10,384           $10,312
 4/30/1998            $11,104                    $10,550           $10,331
 5/31/1998            $11,130                    $10,575           $10,350
 6/30/1998            $11,155                    $10,591           $10,362
 7/31/1998            $11,134                    $10,605           $10,375
 8/31/1998            $11,099                    $10,894           $10,388
 9/30/1998            $11,453                    $11,473           $10,401
10/31/1998            $11,505                    $11,813           $10,426
11/30/1998            $11,472                    $11,646           $10,426
12/31/1998            $11,593                    $11,880           $10,420
 1/31/1999            $11,583                    $11,771           $10,445
 2/28/1999            $11,152                    $11,393           $10,458
 3/31/1999            $11,226                    $11,422           $10,490
 4/30/1999            $11,326                    $11,417           $10,566
 5/31/1999            $11,083                    $11,225           $10,566
 6/30/1999            $10,975                    $11,028           $10,566
 7/31/1999            $11,063                    $11,298           $10,598
 8/31/1999            $11,014                    $11,351           $10,623
 9/30/1999            $11,132                    $11,528           $10,674
10/31/1999            $11,121                    $11,522           $10,693
11/30/1999            $10,984                    $11,401           $10,699
12/31/1999            $11,047                    $11,374           $10,699
 1/31/2000            $10,908                    $11,131           $10,731
 2/29/2000            $11,000                    $11,051           $10,795
 3/31/2000            $11,106                    $11,393           $10,884
 4/30/2000            $10,821                    $11,021           $10,890
 5/31/2000            $10,680                    $11,107           $10,903
 6/30/2000            $11,039                    $11,377           $10,960
 7/31/2000            $10,922                    $11,184           $10,985
 8/31/2000            $10,831                    $11,100           $10,985
 9/30/2000            $10,795                    $11,078           $11,043
10/31/2000            $10,553                    $10,937           $11,062
11/30/2000            $10,734                    $11,155           $11,068
12/31/2000            $11,385                    $11,554           $11,062
 1/31/2001            $11,471                    $11,540           $11,132
 2/28/2001            $11,376                    $11,535           $11,176
 3/31/2001            $11,097                    $11,202           $11,202
 4/30/2001            $11,099                    $11,163           $11,246
 5/31/2001            $10,930                    $11,129           $11,297
 6/30/2001            $11,032                    $11,027           $11,316
 7/31/2001            $11,208                    $11,305           $11,284
 8/31/2001            $11,675                    $11,730           $11,284
 9/30/2001            $11,617                    $11,816           $11,335
10/31/2001            $11,796                    $11,910           $11,297
11/30/2001            $11,880                    $11,742           $11,278
12/31/2001            $11,890                    $11,440           $11,233
 1/31/2002            $11,825                    $11,228           $11,259
 2/28/2002            $12,105                    $11,287           $11,303
 3/31/2002            $12,131                    $11,255           $11,367
 4/30/2002            $12,521                    $11,658           $11,430
 5/31/2002            $12,731                    $11,988           $11,430
 6/30/2002            $12,881                    $12,567           $11,437
 7/31/2002            $12,828                    $12,690           $11,449
 8/31/2002            $13,118                    $12,912           $11,488
 9/30/2002            $13,302                    $13,053           $11,507
10/31/2002            $13,439                    $12,999           $11,526
11/30/2002            $13,608                    $13,016           $11,526
12/31/2002            $14,295                    $13,670           $11,500
 1/31/2003            $14,619                    $13,857           $11,551
 2/28/2003            $14,911                    $14,052           $11,640
 3/31/2003            $14,948                    $14,095           $11,710
 4/30/2003            $15,440                    $14,264           $11,685
 5/31/2003            $16,487                    $14,882           $11,666
 6/30/2003            $16,310                    $14,642           $11,678
 7/31/2003            $15,672                    $14,207           $11,691
 8/31/2003            $15,527                    $14,130           $11,736
 9/30/2003            $16,493                    $14,931           $11,774
10/31/2003            $16,296                    $14,856           $11,761
11/30/2003            $16,566                    $15,106           $11,729
12/31/2003            $17,389                    $15,708           $11,716
 1/31/2004            $17,358                    $15,750           $11,774
 2/29/2004            $17,617                    $15,774           $11,837
 3/31/2004            $17,725                    $16,001           $11,914
 4/30/2004            $17,088                    $15,316           $11,952
 5/31/2004            $17,163                    $15,435           $12,022
 6/30/2004            $17,167                    $15,469           $12,060
 7/31/2004            $17,222                    $15,390           $12,041
 8/31/2004            $17,612                    $15,754           $12,047
 9/30/2004            $18,093                    $15,976           $12,072
10/31/2004            $18,667                    $16,448           $12,136
11/30/2004            $19,579                    $17,041           $12,142
12/31/2004            $19,985                    $17,334           $12,098
 1/31/2005            $19,685                    $17,091           $12,123
 2/28/2005            $20,033                    $17,116           $12,193
 3/31/2005            $19,600                    $16,887           $12,289
 4/30/2005            $19,622                    $17,138           $12,371
 5/31/2005            $19,406                    $16,792           $12,359
 6/30/2005            $19,263                    $16,646           $12,365
 7/31/2005            $19,304                    $16,483           $12,422
 8/31/2005            $19,401                    $16,780           $12,486
 9/30/2005            $19,274                    $16,459           $12,638
10/31/2005            $19,167                    $16,159           $12,664
11/30/2005            $19,133                    $15,962           $12,562
12/31/2005            $19,419                    $16,142           $12,511
 1/31/2006            $20,161                    $16,351           $12,606
 2/28/2006            $20,165                    $16,267           $12,632
 3/31/2006            $20,093                    $16,077           $12,702
 4/30/2006            $20,863                    $16,461           $12,810
 5/31/2006            $20,857                    $16,762           $12,873
 6/30/2006            $20,602                    $16,586           $12,899
 7/31/2006            $20,907                    $16,719           $12,937
 8/31/2006            $20,980                    $16,874           $12,962

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE, SHARE PRICE AND YIELD OF THE FUND'S PORTFOLIO. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND SOCIAL, POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +96.41% and +7.23%.

6. Sources: Citigroup; Standard & Poor's Micropal. The Citigroup World Government Bond Index is market capitalization weighted and tracks total returns of government bonds in 22 developed countries globally.


12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges or redemption fees. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                     VALUE 3/1/06       VALUE 8/31/06    PERIOD* 3/1/06 - 8/31/06
---------------------------------------------------------------------------------------------------------
Actual                                         $1,000            $1,040.00                $5.35
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000            $1,019.96                $5.30
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                         $1,000            $1,038.00                $7.40
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000            $1,017.95                $7.32
---------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
Actual                                         $1,000            $1,040.40                $4.06
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000            $1,021.22                $4.02
---------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.04%; C: 1.44%; and Advisor: 0.79%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


14 | Annual Report

Templeton Global Bond Fund

FINANCIAL HIGHLIGHTS

                                                                   -----------------------------------------------------------------
                                                                                         YEAR ENDED AUGUST 31,
CLASS A                                                                  2006           2005          2004         2003        2002
                                                                   -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................   $    10.47     $    10.00     $    9.39     $   8.40   $    8.02
                                                                   -----------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................................         0.38           0.36          0.38         0.38        0.43

 Net realized and unrealized gains (losses) ....................         0.43           0.62          0.85         1.11        0.50
                                                                   -----------------------------------------------------------------
Total from investment operations ...............................         0.81           0.98          1.23         1.49        0.93
                                                                   -----------------------------------------------------------------

Less distributions from:

 Net investment income and net realized foreign currency gains .        (0.50)         (0.51)        (0.62)       (0.50)      (0.40)

 Tax return of capital .........................................           --             --            --           --       (0.15)
                                                                   -----------------------------------------------------------------
Total distributions ............................................        (0.50)         (0.51)        (0.62)       (0.50)      (0.55)
                                                                   -----------------------------------------------------------------
Redemption fees ................................................           -- d           -- d          -- d         --          --
                                                                   -----------------------------------------------------------------
Net asset value, end of year ...................................   $    10.78     $    10.47     $   10.00     $   9.39   $    8.40
                                                                   -----------------------------------------------------------------

Total return c .................................................         7.95%          9.86%        13.24%       18.03%      12.08%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................   $1,858,368     $1,279,144     $ 575,480     $351,771   $ 224,269

Ratios to average net assets:

 Expenses ......................................................         1.03% e        1.05% e       1.13% e      1.10%       1.21%

 Net investment income .........................................         3.59%          3.41%         3.80%        4.11%       5.27%

Portfolio turnover rate ........................................        39.14%         27.92%        31.48%       63.64%      57.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Global Bond Fund

                                                                   -----------------------------------------------------------------
                                                                                         YEAR ENDED AUGUST 31,
CLASS C                                                                  2006           2005          2004         2003        2002
                                                                   -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................   $    10.48     $    10.01     $    9.40     $   8.41   $    8.03
                                                                   -----------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................................         0.34           0.32          0.34         0.34        0.40

 Net realized and unrealized gains (losses) ....................         0.43           0.62          0.85         1.11        0.50
                                                                   -----------------------------------------------------------------
Total from investment operations ...............................         0.77           0.94          1.19         1.45        0.90
                                                                   -----------------------------------------------------------------
Less distributions from:

 Net investment income and net realized foreign currency gains .        (0.46)         (0.47)        (0.58)       (0.46)      (0.38)

 Tax return of capital .........................................           --             --            --           --       (0.14)
                                                                   -----------------------------------------------------------------
Total distributions ............................................        (0.46)         (0.47)        (0.58)       (0.46)      (0.52)
                                                                   -----------------------------------------------------------------
Redemption fees ................................................           -- d           -- d          -- d         --          --
                                                                   -----------------------------------------------------------------
Net asset value, end of year ...................................   $    10.79     $    10.48     $   10.01     $   9.40   $    8.41
                                                                   =================================================================

Total return c .................................................         7.52%          9.42%        12.66%       17.67%      11.62%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................   $  467,302     $  351,391     $ 141,485     $ 74,102   $  25,444

Ratios to average net assets:

 Expenses ......................................................         1.42% e        1.45% e       1.53% e      1.50%       1.59%

 Net investment income .........................................         3.20%          3.01%         3.40%        3.71%       4.89%

Portfolio turnover rate ........................................        39.14%         27.92%        31.48%       63.64%      57.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Bond Fund

                                                                   -----------------------------------------------------------------
                                                                                         YEAR ENDED AUGUST 31,
ADVISOR CLASS                                                            2006           2005          2004         2003        2002
                                                                   -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................   $    10.45     $     9.98     $    9.38     $   8.39   $    8.01
                                                                   -----------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................................         0.41           0.39          0.40         0.40        0.45

 Net realized and unrealized gains (losses) ....................         0.42           0.62          0.84         1.11        0.50
                                                                   -----------------------------------------------------------------
Total from investment operations ...............................         0.83           1.01          1.24         1.51        0.95
                                                                   -----------------------------------------------------------------
Less distributions from:

 Net investment income and net realized foreign currency gains .        (0.53)         (0.54)        (0.64)       (0.52)      (0.41)

 Tax return of capital .........................................           --             --            --           --       (0.16)
                                                                   -----------------------------------------------------------------
Total distributions ............................................        (0.53)         (0.54)        (0.64)       (0.52)      (0.57)
                                                                   -----------------------------------------------------------------
Redemption fees ................................................           -- d           -- d          -- d         --          --
                                                                   =================================================================
Net asset value, end of year ...................................   $    10.75     $    10.45     $    9.98     $   9.38   $    8.39
                                                                   =================================================================

Total return c .................................................         8.14%         10.16%        13.43%       18.35%      12.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................   $  444,064     $  268,413     $ 117,398     $ 50,480   $  12,014

Ratios to average net assets:

 Expenses ......................................................         0.78% e        0.80% e       0.88% e      0.85%       0.96%

 Net investment income .........................................         3.84%          3.66%         4.05%        4.36%       5.52%

Portfolio turnover rate ........................................        39.14%         27.92%        31.48%       63.64%      57.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Global Bond Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2006

-------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT c         VALUE
-------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 87.2%
    BONDS 86.3%
    ARGENTINA 2.5%
a,b Government of Argentina, FRN, 3.01%, 8/03/12 .........        98,545,000       $   69,351,068
                                                                                   --------------

    AUSTRALIA 2.5%
    New South Wales Treasury Corp.,
      8.00%, 3/01/08 .....................................        15,900,000 AUD       12,462,661
      6.00%, 5/01/12 .....................................        18,300,000 AUD       13,973,319
    Queensland Treasury Corp.,
      6.00%, 7/14/09 .....................................        17,500,000 AUD       13,382,067
      6.00%, 10/14/15 ....................................        33,313,000 AUD       25,676,507
      Series 07G, 8.00%, 9/14/07 .........................         3,260,000 AUD        2,536,318
                                                                                   --------------
                                                                                       68,030,872
                                                                                   --------------

    AUSTRIA 1.4%
    Government of Austria,
      4.00%, 7/15/09 .....................................         4,400,000 EUR        5,702,706
      4.65%, 1/15/18 .....................................        23,430,000 EUR       32,251,892
                                                                                   --------------
                                                                                       37,954,598
                                                                                   --------------

    CANADA 6.6%
    Government of Canada,
      5.75%, 9/01/06 .....................................         3,050,000 CAD        2,760,681
      7.00%, 12/01/06 ....................................        12,495,000 CAD       11,383,479
      10.00%, 6/01/08 ....................................        16,345,000 CAD       16,263,186
    Province of British Columbia, 5.25%, 12/01/06 ........        37,250,000 CAD       33,795,406
    Province of Manitoba,
      5.10%, 12/01/06 ....................................         1,010,000 CAD          915,884
      5.75%, 6/02/08 .....................................        13,050,000 CAD       12,125,822
      6.375%, 9/01/15 ....................................        25,200,000 NZD       16,261,503
    Province of Newfoundland, 5.90%, 12/12/07 ............         4,800,000 CAD        4,430,485
    Province of Ontario,
      3.50%, 9/08/06 .....................................        32,280,000 CAD       29,212,406
      5.20%, 3/08/07 .....................................        10,700,000 CAD        9,730,046
      6.125%, 9/12/07 ....................................        41,680,000 CAD       38,435,917
      6.25%, 6/16/15 .....................................        10,115,000 NZD        6,478,437
                                                                                   --------------
                                                                                      181,793,252
                                                                                   --------------

    FINLAND 0.3%
    Government of Finland,
      5.00%, 4/25/09 .....................................         2,700,000 EUR        3,585,329
      5.375%, 7/04/13 ....................................         4,400,000 EUR        6,212,282
                                                                                   --------------
                                                                                        9,797,611
                                                                                   --------------

    FRANCE 0.1%
    Government of France, 4.25%, 4/25/19 .................         2,800,000 EUR        3,728,960
                                                                                   --------------


18 | Annual Report

Templeton Global Bond Fund

-------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT c         VALUE
-------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    GERMANY 4.5%
    KfW Bankengruppe,
      8.25%, 9/20/07 .....................................     3,005,000,000 ISK   $   41,892,698
    a FRN, 8/08/11 .......................................     9,570,000,000 JPY       81,617,596
                                                                                   --------------
                                                                                      123,510,294
                                                                                   --------------

    GREECE 0.1%
    Government of the Hellenic Republic, 6.50%, 10/22/19 .         1,800,000 EUR        2,845,317
                                                                                   --------------

    ICELAND 0.5%
    Inter-American Development Bank, 9.00%, 1/04/07 ......       980,000,000 ISK       13,955,257
                                                                                   --------------

    INDONESIA 6.6%
    Government of Indonesia,
      10.00%, 10/15/11 ...................................    12,660,000,000 IDR        1,313,976
      11.00%, 12/15/12 ...................................     8,700,000,000 IDR          938,754
      11.00%, 10/15/14 ...................................   112,410,000,000 IDR       11,999,891
      9.50%, 6/15/15 .....................................    37,750,000,000 IDR        3,658,236
      10.75%, 5/15/16 ....................................   113,310,000,000 IDR       11,775,935
      10.00%, 7/15/17 ....................................   104,700,000,000 IDR       10,281,090
      15.00%, 7/15/18 ....................................     1,150,000,000 IDR          151,807
      11.50%, 9/15/19 ....................................   133,190,000,000 IDR       14,386,185
      11.00%, 11/15/20 ...................................   372,720,000,000 IDR       38,684,460
      12.80%, 6/15/21 ....................................    79,000,000,000 IDR        9,250,031
      12.90%, 6/15/22 ....................................    53,510,000,000 IDR        6,310,916
      12.00%, 9/15/26 ....................................    47,250,000,000 IDR        5,279,800
    Indonesia Recapital Bonds,
      13.15%, 3/15/10 ....................................    33,650,000,000 IDR        3,904,056
      15.425%, 9/15/10 ...................................    23,800,000,000 IDR        2,959,663
      13.15%, 1/15/12 ....................................    10,900,000,000 IDR        1,276,270
      14.25%, 6/15/13 ....................................   194,977,000,000 IDR       23,989,853
      14.275%, 12/15/13 ..................................   301,008,000,000 IDR       37,167,896
                                                                                   --------------
                                                                                      183,328,819
                                                                                   --------------

    IRAQ 1.7%
  d Government of Iraq, Reg S, 5.80%, 1/15/28 ............        73,550,000           47,623,625
                                                                                   --------------

    IRELAND 0.3%
    Government of Ireland, 4.25%, 10/18/07 ...............         5,550,000 EUR        7,164,786
                                                                                   --------------

    ITALY 1.7%
    Government of Italy, 0.375%, 10/10/06 ................     5,500,000,000 JPY       46,863,475
                                                                                   --------------

    JAPAN 1.4%
    European Investment Bank, 2.125%, 9/20/07 ............     4,470,000,000 JPY       38,729,506
                                                                                   --------------

    MALAYSIA 4.4%
    Government of Malaysia,
      6.90%, 3/15/07 .....................................        44,715,000 MYR       12,355,844
      8.60%, 12/01/07 ....................................       121,360,000 MYR       34,906,248
      3.135%, 12/17/07 ...................................        53,345,000 MYR       14,384,398


                                                              Annual Report | 19

Templeton Global Bond Fund

-------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT c       VALUE
-------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MALAYSIA (CONTINUED)
    Government of Malaysia, (continued)
      6.45%, 7/01/08 .....................................        74,700,000 MYR   $   21,223,587
      4.305%, 2/27/09 ....................................       110,540,000 MYR       30,306,158
      4.032%, 9/15/09 ....................................        28,575,000 MYR        7,776,809
                                                                                   --------------
                                                                                      120,953,044
                                                                                   --------------

    MEXICO 0.7%
    Government of Mexico, 10.00%, 12/05/24 ...............       178,850,000 MXN       18,717,093
                                                                                   --------------

    NETHERLANDS 0.0% e
    Government of the Netherlands, 5.00%, 7/15/12 ........           500,000 EUR          686,198
                                                                                   --------------

    NEW ZEALAND 0.8%
    Government of New Zealand,
      7.00%, 7/15/09 .....................................         6,888,000 NZD        4,574,685
      6.00%, 11/15/11 ....................................        10,837,000 NZD        7,056,460
      6.50%, 4/15/13 .....................................         6,650,000 NZD        4,501,192
    Inter-American Development Bank, 6.00%, 12/15/17 .....        10,200,000 NZD        6,472,939
                                                                                   --------------
                                                                                       22,605,276
                                                                                   --------------

    NORWAY 3.3%
    Government of Norway,
      6.75%, 1/15/07 .....................................       563,789,000 NOK       90,212,839
                                                                                   --------------

    PERU 4.3%
    Government of Peru,
      7.84%, 8/12/20 .....................................        74,675,000 PEN       24,178,333
      7.35%, 7/21/25 .....................................        35,285,000           37,049,250
      8.75%, 11/21/33 ....................................        16,500,000           19,882,500
      Series 7, 8.60%, 8/12/17 ...........................       110,435,000 PEN       37,875,137
                                                                                   --------------
                                                                                      118,985,220
                                                                                   --------------

    PHILIPPINES 1.1%
    Government of the Philippines,
      9.00%, 2/15/13 .....................................         3,675,000            4,120,594
      9.50%, 2/02/30 .....................................         3,680,000            4,496,279
    a FRN, 6.1875%, 6/01/08 ..............................           266,667              265,969
    d Reg S, 9.125%, 2/22/10 .............................        15,795,000 EUR       22,766,122
                                                                                   --------------
                                                                                       31,648,964
                                                                                   --------------

    POLAND 6.7%
    Government of Poland,
      8.50%, 11/12/06 ....................................        52,595,000 PLN       17,208,101
      8.50%, 5/12/07 .....................................       145,440,000 PLN       48,481,573
      6.00%, 5/24/09 .....................................       177,320,000 PLN       58,781,954
      6.25%, 10/24/15 ....................................        99,200,000 PLN       33,675,874
      5.75%, 9/23/22 .....................................        89,470,000 PLN       28,866,626
                                                                                   --------------
                                                                                      187,014,128
                                                                                   --------------


20 | Annual Report

Templeton Global Bond Fund

-------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT c       VALUE
-------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    SINGAPORE 4.1%
    Government of Singapore,
      1.75%, 2/01/07 .....................................         3,295,000 SGD   $    2,085,664
      4.00%, 3/01/07 .....................................       155,005,000 SGD       98,991,438
      2.625%, 10/01/07 ...................................        18,300,000 SGD       11,584,671
                                                                                   --------------
                                                                                      112,661,773
                                                                                   --------------

    SLOVAK REPUBLIC 3.6%
    Government of Slovakia,
      7.80%, 1/16/07 .....................................        50,000,000 SKK        1,714,471
      4.95%, 3/05/08 .....................................       297,900,000 SKK       10,079,196
      4.80%, 4/14/09 .....................................       680,500,000 SKK       22,940,760
      4.90%, 2/05/10 .....................................        18,000,000 SKK          605,506
      7.50%, 3/13/12 .....................................        59,000,000 SKK        2,224,589
      4.90%, 2/11/14 .....................................       147,000,000 SKK        4,959,882
      5.30%, 5/12/19 .....................................       120,600,000 SKK        4,204,927
    g Strip, 1/14/07 .....................................     1,627,800,000 SKK       54,362,477
                                                                                   --------------
                                                                                      101,091,808
                                                                                   --------------

    SOUTH AFRICA 0.1%
    Government of South Africa, 5.25%, 5/16/13 ...........         1,200,000 EUR        1,603,396
                                                                                   --------------

    SOUTH KOREA 12.0%
    Government of Korea,
      6.90%, 1/16/07 .....................................    38,100,000,000 KRW       39,965,643
      4.75%, 3/03/07 .....................................    92,370,000,000 KRW       96,134,272
      3.75%, 9/10/07 .....................................    26,550,000,000 KRW       27,344,899
      5.77%, 10/09/07 ....................................    27,800,000,000 KRW       29,231,961
      4.75%, 3/12/08 .....................................    96,800,000,000 KRW      100,662,436
      4.25%, 9/10/08 .....................................    36,850,000,000 KRW       37,937,635
                                                                                   --------------
                                                                                      331,276,846
                                                                                   --------------

    SWEDEN 8.4%
    European Investment Bank, 4.00%, 4/15/09 .............        67,500,000 SEK        9,411,826
    Government of Sweden,
      8.00%, 8/15/07 .....................................     1,507,805,000 SEK      217,417,166
      6.50%, 5/05/08 .....................................        28,900,000 SEK        4,193,139
      5.00%, 1/28/09 .....................................         4,500,000 SEK          643,411
                                                                                   --------------
                                                                                      231,665,542
                                                                                   --------------

    THAILAND 2.3%
    Bank of Thailand Bond, 3.25%, 5/19/07 ................     1,118,545,000 THB       29,391,839
    Government of Thailand,
      8.00%, 12/08/06 ....................................     1,223,920,000 THB       32,814,735
      4.125%, 2/12/08 ....................................        73,000,000 THB        1,913,635
      8.50%, 12/08/08 ....................................         8,500,000 THB          241,781
                                                                                   --------------
                                                                                       64,361,990
                                                                                   --------------


                                                              Annual Report | 21

Templeton Global Bond Fund

-------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT c        VALUE
-------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    UNITED STATES 4.3%
    Federal National Mortgage Association,
      2.125%, 10/09/07 ...................................    10,880,000,000 JPY   $   94,377,503
      1.75%, 3/26/08 .....................................     3,050,000,000 JPY       26,469,059
                                                                                   --------------
                                                                                      120,846,562
                                                                                   --------------

    UKRAINE 0.0% e
  d Government of Ukraine, senior note, Reg S, 10.00%,
      3/15/07 ............................................           205,359 EUR          267,842
                                                                                   --------------
    TOTAL BONDS (COST $2,291,686,329) ....................                          2,389,275,961
                                                                                   --------------

    WARRANTS (COST $24,932,403) 0.9%
    ARGENTINA 0.9%
f,g Government of Argentina, wts., 12/15/35 ..............        60,730,000 EUR        7,243,857
f,g Government of Argentina, wts., 12/15/35 ..............       186,580,000           18,098,260
                                                                                   --------------
                                                                                       25,342,117
                                                                                   --------------
    TOTAL LONG TERM INVESTMENTS (COST $2,316,618,732) ....                          2,414,618,078
                                                                                   --------------

    SHORT TERM INVESTMENTS 13.9%
    TIME DEPOSITS 2.8%
    UNITED KINGDOM 1.8%
    Royal Bank of Scotland PLC, Time Deposit, 5.27%,
      9/01/06 ............................................        50,000,000           50,000,000
                                                                                   --------------

    UNITED STATES 1.0%
    Deutsche AG, Time Deposit, 5.26%, 9/01/06 ............        28,435,000           28,435,000
                                                                                   --------------
    TOTAL TIME DEPOSITS (COST $78,435,000) ...............                             78,435,000
                                                                                   --------------
    GOVERNMENT AND AGENCY SECURITIES 11.1%
    CANADA 1.9%
  h Canada Treasury Bills, 11/30/06 - 7/12/07 ............        58,860,000 CAD       52,247,874
                                                                                   --------------

    EGYPT 3.3%
  h Egypt Treasury Bills, 11/21/06 - 9/04/07 .............       548,675,000 EGP       90,452,302
                                                                                   --------------

    NORWAY 1.0%
  h Norwegian Treasury Bill, 3/21/07 .....................       181,980,000 NOK       28,213,293
                                                                                   --------------

    SWEDEN 0.6%
  h Swedish Treasury Bill, 9/20/06 .......................       126,300,000 SEK       17,397,301
                                                                                   --------------

    THAILAND 4.3%
  h Thailand Treasury Bills, 9/07/06 - 5/17/07 ...........     4,587,366,000 THB      118,692,526
                                                                                   --------------
    TOTAL GOVERNMENT AND AGENCY SECURITIES
      (COST $300,854,308) ................................                            307,003,296
                                                                                   --------------
    TOTAL SHORT TERM INVESTMENTS (COST $379,289,308) .....                            385,438,296
                                                                                   --------------


22 | Annual Report

Templeton Global Bond Fund

-------------------------------------------------------------------------------------------------
                                                                                       VALUE
-------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS (COST $2,695,908,040) 101.1% .......                         $2,800,056,374
    NET UNREALIZED LOSS ON FORWARD CONTRACTS (0.1)% ......                             (2,003,762)
    OTHER ASSETS, LESS LIABILITIES (1.0)% ................                            (28,319,094)
                                                                                   --------------
    NET ASSETS 100.0% ....................................                         $2,769,733,518
                                                                                   --------------

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
CAD - Canadian Dollar
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
ISK - Iceland Krona
JPY - Japanese Yen
KRW - Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
SKK - Slovak Koruna
THB - Thailand Baht

SELECTED PORTFOLIO ABBREVIATIONS

FRN - Floating Rate Note

a     The coupon rate shown represents the rate at period end.

b The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

c     The principal amount is stated in U.S. dollars unless otherwise indicated.

d Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2006, the aggregate value of these securities was $70,657,589, representing 2.55% of net assets.

e     Rounds to less than 0.1% of net assets.

f Security is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentine GDP, subject to certain conditions.

g     Non-income producing for the twelve months ended August 31, 2006.

h     The security is traded on a discount basis with no stated coupon rate.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Templeton Global Bond Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2006

Assets:
 Investments in securities:
  Cost ...................................................     $  2,695,908,040
                                                               ================
  Value ..................................................     $  2,800,056,374
 Cash ....................................................                  571
 Foreign currency, at value (cost $91,942) ...............               19,498
 Receivables:
  Interest ...............................................           45,531,787
 Unrealized gain on forward exchange contracts (Note 7) ..            4,823,601
                                                               ----------------
      Total assets .......................................        2,850,431,831
                                                               ----------------
Liabilities:
 Payables:
  Investment securities purchased ........................           59,110,170
  Capital shares redeemed ................................           11,449,660
  Affiliates .............................................            2,276,942
 Unrealized loss on forward exchange contracts (Note 7) ..            6,827,363
 Accrued expenses and other liabilities ..................            1,034,178
                                                               ----------------
      Total liabilities ..................................           80,698,313
                                                               ----------------
        Net assets, at value .............................     $  2,769,733,518
                                                               ================
Net assets consist of:
 Paid-in capital .........................................     $  2,672,100,101
 Distributions in excess of net investment income ........             (917,411)
 Net unrealized appreciation (depreciation) ..............          102,621,065
 Accumulated net realized gain (loss) ....................           (4,070,237)
                                                               ----------------
        Net assets, at value .............................     $  2,769,733,518
                                                               ================
CLASS A:
 Net assets, at value ....................................     $  1,858,368,030
                                                               ================
 Shares outstanding ......................................          172,432,998
                                                               ================
 Net asset value per share a .............................     $          10.78
                                                               ================
 Maximum offering price per share (net asset value
  per share / 95.75%) ....................................     $          11.26
                                                               ================
CLASS C:
 Net assets, at value ....................................     $    467,301,760
                                                               ================
 Shares outstanding ......................................           43,301,507
                                                               ================
 Net asset value and maximum offering price per share a ..     $          10.79
                                                               ================
ADVISOR CLASS:
 Net assets, at value ....................................     $    444,063,728
                                                               ================
 Shares outstanding ......................................           41,291,166
                                                               ================
 Net asset value and maximum offering price per share a ..     $          10.75
                                                               ================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

24 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Bond Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2006

Investment income:
 Interest (net of foreign taxes of $3,323,637) ...........        $ 101,861,189
                                                                  -------------
Expenses:
 Management fees (Note 3a) ...............................            9,545,912
 Administrative fees (Note 3b) ...........................            2,224,233
 Distribution fees (Note 3c)
  Class A ................................................            3,686,094
  Class C ................................................            2,503,420
 Transfer agent fees (Note 3e) ...........................            2,703,273
 Custodian fees (Note 4) .................................            1,958,914
 Reports to shareholders .................................              223,039
 Registration and filing fees ............................              360,337
 Professional fees .......................................               91,972
 Trustees' fees and expenses .............................               45,765
 Other ...................................................               72,037
                                                                  -------------
      Total expenses .....................................           23,414,996
      Expense reductions (Note 4) ........................               (4,290)
                                                                  -------------
        Net expenses .....................................           23,410,706
                                                                  -------------
          Net investment income ..........................           78,450,483
                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................           50,792,915
  Foreign currency transactions ..........................            2,314,692
                                                                  -------------
        Net realized gain (loss) .........................           53,107,607
                                                                  =============
 Net change in unrealized appreciation (depreciation) on:
  Investments ............................................           34,166,343
  Translation of assets and liabilities denominated in
      foreign currencies .................................              987,486
                                                                  -------------
        Net change in unrealized appreciation
          (depreciation) .................................           35,153,829
                                                                  -------------
Net realized and unrealized gain (loss)...................           88,261,436
                                                                  -------------
Net increase (decrease) in net assets resulting from
 operations ..............................................        $ 166,711,919
                                                                  =============


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 25

Templeton Global Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                              -----------------------------------
                                                                     YEAR ENDED AUGUST 31,
                                                                   2006                 2005
                                                              -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................    $   78,450,483       $   47,827,126
  Net realized gain (loss) from investments and foreign
    currency transactions ................................        53,107,607           11,126,597
  Net change in unrealized appreciation (depreciation)
    on investments and translation of assets and
    liabilities denominated in foreign currencies ........        35,153,829           16,480,839
                                                              -----------------------------------
      Net increase (decrease) in net assets resulting
        from operations ..................................       166,711,919           75,434,562
                                                              -----------------------------------
 Distributions to shareholders from:
  Net investment income and net realized foreign
    currency gains:
    Class A ..............................................       (70,005,507)         (44,700,659)
    Class C ..............................................       (16,949,138)         (11,466,737)
    Advisor Class ........................................       (16,863,788)         (10,686,727)
                                                              -----------------------------------
 Total distributions to shareholders .....................      (103,818,433)         (66,854,123)
                                                              -----------------------------------
 Capital share transactions: (Note 2)
    Class A ..............................................       537,253,302          696,651,824
    Class C ..............................................       105,115,264          210,197,799
    Advisor Class ........................................       165,495,437          149,134,109
                                                              -----------------------------------
 Total capital share transactions ........................       807,864,003        1,055,983,732
                                                              -----------------------------------
 Redemption fees .........................................            28,564               21,005
                                                              -----------------------------------
      Net increase (decrease) in net assets ..............       870,786,053        1,064,585,176
Net assets:
 Beginning of year .......................................     1,898,947,465          834,362,289
                                                              -----------------------------------
 End of year .............................................    $2,769,733,518       $1,898,947,465
                                                              ===================================
Distributions in excess of net investment included in
 net assets:
 End of year .............................................    $     (917,411)      $  (17,095,982)
                                                              ===================================


26 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Bond Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Bond Fund (the Fund) is a separate non-diversified series of the Templeton Income Trust (the Trust). The Trust is an open-end investment company registered under the Investment Company Act of 1940 (1940 Act). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term investments are valued at cost.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                                                              Annual Report | 27

Templeton Global Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


28 | Annual Report

Templeton Global Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                              Annual Report | 29

Templeton Global Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                     -------------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,
                                                 2006                            2005
                                     -------------------------------------------------------------
                                       SHARES          AMOUNT          SHARES          AMOUNT
                                     -------------------------------------------------------------
CLASS A SHARES:
 Shares sold ......................   83,217,737    $ 883,735,153     83,429,720    $ 896,135,057
 Shares issued in reinvestment of
  distributions ...................    4,570,590       48,252,479      2,963,363       31,606,522
 Shares redeemed ..................  (37,559,017)    (394,734,330)   (21,724,875)    (231,089,755)
                                     -------------------------------------------------------------
 Net increase (decrease) ..........   50,229,310    $ 537,253,302     64,668,208    $ 696,651,824
                                     =============================================================
CLASS C SHARES:
 Shares sold ......................   17,135,914    $ 182,688,928     23,360,337    $ 252,409,072
 Shares issued in reinvestment of
  distributions ...................    1,073,271       11,347,259        722,770        7,726,176
 Shares redeemed ..................   (8,435,181)     (88,920,923)    (4,683,539)     (49,937,449)
                                     -------------------------------------------------------------
 Net increase (decrease) ..........    9,774,004    $ 105,115,264     19,399,568    $ 210,197,799
                                     =============================================================
ADVISOR CLASS SHARES:
 Shares sold ......................   19,481,341    $ 206,132,294     16,137,561    $ 172,582,028
 Shares issued in reinvestment of
  distributions ...................      970,484       10,234,917        638,917        6,807,146
 Shares redeemed ..................   (4,856,486)     (50,871,774)    (2,840,205)     (30,255,065)
                                     -------------------------------------------------------------
 Net increase (decrease) ..........   15,595,339    $ 165,495,437     13,936,273    $ 149,134,109
                                     =============================================================


30 | Annual Report

Templeton Global Bond Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
-----------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                               Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEES

The Fund pays investment management fees to Advisers based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
       0.50%          Up to and including $200 million
       0.45%          Over $200 million, up to and including $1.3 billion
       0.40%          In excess of $1.3 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Fund's average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
      0.150%          Up to and including $200 million
      0.135%          Over $200 million, up to and including $700 million
      0.100%          Over $700 million, up to and including $1.2 billion
      0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Effective November 1, 2005, the Class A reimbursement distribution plan was amended to discontinue the reimbursement of excess plan year costs in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class C .......................................   0.65%


                                                              Annual Report | 31

Templeton Global Bond Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
 unaffiliated broker/dealers...........................    $ 454,310
Contingent deferred sales charges retained.............    $ 113,686

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $2,703,273, of which $1,514,162 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At August 31, 2006, the Fund had tax basis capital losses of $3,491,599 expiring on 2010, which may be carried over to offset future capital gains, if any. During the year ended August 31, 2006, the Fund utilized $11,290,710 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2006 and 2005, was as follows:

                                            -----------------------------
                                                2006            2005
                                            -----------------------------
Distributions paid from:
 Ordinary income ........................   $ 103,818,433    $ 66,854,123


32 | Annual Report

Templeton Global Bond Fund

5. INCOME TAXES (CONTINUED)

At August 31, 2006, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..................................      $ 2,729,065,642
                                                            ===============

Unrealized appreciation ..............................      $    97,878,720
Unrealized depreciation ..............................          (26,887,988)
                                                            ---------------
Net unrealized appreciation (depreciation) ...........      $    70,990,732
                                                            ===============

Distributable earnings - undistributed ordinary income      $    27,350,730
                                                            ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2006, aggregated $1,395,908,693 and $780,547,220, respectively.

7. FORWARD EXCHANGE CONTRACTS

At August 31, 2006, the Fund had the following forward exchange contracts outstanding:

-----------------------------------------------------------------------------------------------
                                                      CONTRACT        SETTLEMENT   UNREALIZED
CONTRACTS TO BUY:                                     AMOUNT a           DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------
        3,550,000  Canadian Dollar ...........        4,625,407 NZD    10/24/06   $   198,046
    3,000,000,000  Korean Won ................        4,611,908 NZD    10/24/06       113,575
      120,000,000  Thailand Baht .............        4,598,935 NZD    10/24/06       190,024
    5,000,000,000  Korean Won ................        7,558,350 NZD    10/26/06       273,834
      200,000,000  Thailand Baht .............        7,034,328 NZD    11/30/06       732,349
    5,050,000,000  Korean Won ................        7,070,264 NZD    12/06/06       661,513
      200,000,000  Thailand Baht .............        7,009,551 NZD    12/06/06       750,070
       13,000,000  Brazilian Real ............        5,463,333         1/04/07       450,839
       14,070,000  Brazilian Real ............        6,000,000         2/21/07       343,772
       15,183,000  Brazilian Real ............        6,025,000         2/28/07       811,448
       11,346,000  Romanian Lei ..............        3,050,000 EUR     3/28/07        93,892
       44,877,700  Romanian Lei ..............       12,200,000 EUR     4/23/07       148,242
                                                                                  =============
                                                                                  $ 4,767,604
                                                                                  -------------


                                                              Annual Report | 33

Templeton Global Bond Fund

7. FORWARD EXCHANGE CONTRACTS (CONTINUED)

-----------------------------------------------------------------------------------------------
                                                      CONTRACT        SETTLEMENT   UNREALIZED
CONTRACTS TO SELL                                     AMOUNT a           DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------
      121,591,935  Mexican Peso ..............    5,967,732,151 CLP    8/16/07    $     55,997
                                                                                  =============
                    Unrealized gain on forward exchange contracts ..............  $  4,823,601
                                                                                  -------------

-----------------------------------------------------------------------------------------------
                                                      CONTRACT        SETTLEMENT   UNREALIZED
CONTRACTS TO BUY                                      AMOUNT a           DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------
    2,600,000,000  Japanese Yen ..............       22,515,501        10/16/06   $   (227,943)
      230,000,000  Indian Rupee ..............        7,593,265 NZD    10/26/06        (20,779)
      275,000,000  Indian Rupee ..............        9,214,891 NZD    10/27/06       (113,515)
    6,386,794,250  Japanese Yen ..............       58,400,000         2/09/07     (2,783,127)
    1,284,450,000  Japanese Yen ..............       12,000,000         2/13/07       (808,810)
    1,913,894,500  Japanese Yen ..............       18,025,000         2/20/07     (1,333,731)
      434,798,100  Japanese Yen ..............        4,070,000         2/22/07       (277,052)
       50,000,000  Swedish Krona .............        6,993,985         2/28/07        (10,723)
      415,586,250  Japanese Yen ..............        3,825,000         3/05/07       (194,342)
      400,000,000  Indian Rupee ..............       14,214,641 NZD     3/21/07       (664,228)
      285,600,000  Japanese Yen ..............        2,550,000         4/19/07        (40,187)
      786,660,000  Japanese Yen ..............        7,000,000         5/24/07        (55,018)
                                                                                  =============
                                                                                  $ (6,529,455)
                                                                                  -------------

-----------------------------------------------------------------------------------------------
                                                      CONTRACT        SETTLEMENT   UNREALIZED
CONTRACTS TO SELL                                     AMOUNT a          DATE       GAIN (LOSS)
-----------------------------------------------------------------------------------------------
        4,940,820  Euro ......................      697,989,641 JPY     3/06/07   $   (294,373)
       84,372,354  Mexican Peso ..............    4,117,033,382 CLP     8/20/07         (3,535)
                                                                                  =============
                                                                                      (297,908)
                                                                                  -------------
         Unrealized loss on forward exchange contracts .........................    (6,827,363)
                                                                                  -------------
             Net unrealized gain (loss) on forward exchange contracts ..........  $ (2,003,762)
                                                                                  =============

a     In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS
CLP   - Chilean Peso
EUR   - Euro
JPY   - Japanese Yen
NZD   - New Zealand Dollar

8. CREDIT RISK

The Fund has 17.73% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


34 | Annual Report

Templeton Global Bond Fund

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Fund did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006. The Fund did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.


                                                              Annual Report | 35

Templeton Global Bond Fund

10. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.


36 | Annual Report

Templeton Global Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Fund (the "Fund") at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2006


                                                              Annual Report | 37

Templeton Global Bond Fund

TAX DESIGNATION (UNAUDITED)

At August 31, 2006, more than 50% of the Templeton Global Bond Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on August 15, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class C, and Advisor Class shareholders of record.

RECORD DATE: 8/15/2006
  ------------------------------------------------------------------------------
                                                        CLASS A        FOREIGN
                                      FOREIGN TAX       FOREIGN       QUALIFIED
                                         PAID        SOURCE INCOME    DIVIDENDS
COUNTRY                                PER SHARE       PER SHARE      PER SHARE
--------------------------------------------------------------------------------
Argentina..........................     $0.0000         $0.0199        $0.0000
Australia..........................      0.0000          0.0122         0.0000
Austria............................      0.0000          0.0096         0.0000
Belgium............................      0.0000          0.0013         0.0000
Canada.............................      0.0000          0.0205         0.0000
Denmark............................      0.0000          0.0017         0.0000
Egypt..............................      0.0000          0.0116         0.0000
Finland............................      0.0000          0.0025         0.0000
France.............................      0.0000          0.0024         0.0000
Germany............................      0.0000          0.0091         0.0000
Greece.............................      0.0000          0.0016         0.0000
Iceland............................      0.0000          0.0030         0.0000
Indonesia..........................      0.0063          0.0587         0.0000
Iraq...............................      0.0000          0.0028         0.0000
Ireland............................      0.0000          0.0020         0.0000
Italy..............................      0.0000          0.0002         0.0000
Malaysia...........................      0.0000          0.0106         0.0000
Mexico.............................      0.0000          0.0012         0.0000
Netherlands........................      0.0000          0.0007         0.0000
New Zealand........................      0.0000          0.0071         0.0000
Norway.............................      0.0000          0.0106         0.0000
Peru...............................      0.0000          0.0187         0.0000
Philippines........................      0.0000          0.0063         0.0000
Poland.............................      0.0000          0.0308         0.0000
Singapore..........................      0.0000          0.0064         0.0000
Slovak Republic....................      0.0000          0.0109         0.0000
South Africa.......................      0.0000          0.0003         0.0000
South Korea........................      0.0070          0.0440         0.0000
Spain..............................      0.0000          0.0006         0.0000
Sweden.............................      0.0000          0.0135         0.0000
Thailand...........................      0.0000          0.0142         0.0000
Ukraine............................      0.0000          0.0028         0.0000
United Kingdom.....................      0.0000          0.0004         0.0000
Venezuela..........................      0.0000          0.0032         0.0000
                                      ------------------------------------------
TOTAL..............................     $0.0133         $0.3414        $0.0000
                                      ==========================================


38 | Annual Report

Templeton Global Bond Fund

--------------------------------------------------------------------------------
                                                        CLASS C        FOREIGN
                                      FOREIGN TAX       FOREIGN       QUALIFIED
                                         PAID        SOURCE INCOME    DIVIDENDS
COUNTRY                                PER SHARE       PER SHARE      PER SHARE
--------------------------------------------------------------------------------
Argentina..........................     $0.0000         $0.0181        $0.0000
Australia..........................      0.0000          0.0111         0.0000
Austria............................      0.0000          0.0087         0.0000
Belgium............................      0.0000          0.0012         0.0000
Canada.............................      0.0000          0.0187         0.0000
Denmark............................      0.0000          0.0016         0.0000
Egypt..............................      0.0000          0.0106         0.0000
Finland............................      0.0000          0.0022         0.0000
France.............................      0.0000          0.0022         0.0000
Germany............................      0.0000          0.0083         0.0000
Greece.............................      0.0000          0.0014         0.0000
Iceland............................      0.0000          0.0027         0.0000
Indonesia..........................      0.0063          0.0535         0.0000
Iraq...............................      0.0000          0.0025         0.0000
Ireland............................      0.0000          0.0018         0.0000
Italy..............................      0.0000          0.0002         0.0000
Malaysia...........................      0.0000          0.0097         0.0000
Mexico.............................      0.0000          0.0011         0.0000
Netherlands........................      0.0000          0.0007         0.0000
New Zealand........................      0.0000          0.0064         0.0000
Norway.............................      0.0000          0.0097         0.0000
Peru...............................      0.0000          0.0170         0.0000
Philippines........................      0.0000          0.0057         0.0000
Poland.............................      0.0000          0.0280         0.0000
Singapore..........................      0.0000          0.0058         0.0000
Slovak Republic....................      0.0000          0.0100         0.0000
South Africa.......................      0.0000          0.0002         0.0000
South Korea........................      0.0070          0.0400         0.0000
Spain..............................      0.0000          0.0006         0.0000
Sweden.............................      0.0000          0.0123         0.0000
Thailand...........................      0.0000          0.0130         0.0000
Ukraine............................      0.0000          0.0026         0.0000
United Kingdom.....................      0.0000          0.0004         0.0000
Venezuela..........................      0.0000          0.0029         0.0000
                                      ------------------------------------------
TOTAL..............................     $0.0133         $0.3109        $0.0000
                                      ==========================================


                                                              Annual Report | 39

Templeton Global Bond Fund

--------------------------------------------------------------------------------
                                                     ADVISOR CLASS     FOREIGN
                                      FOREIGN TAX       FOREIGN       QUALIFIED
                                         PAID        SOURCE INCOME    DIVIDENDS
COUNTRY                                PER SHARE       PER SHARE      PER SHARE
--------------------------------------------------------------------------------
Argentina..........................     $0.0000         $0.0210        $0.0000
Australia..........................      0.0000          0.0129         0.0000
Austria............................      0.0000          0.0101         0.0000
Belgium............................      0.0000          0.0014         0.0000
Canada.............................      0.0000          0.0216         0.0000
Denmark............................      0.0000          0.0018         0.0000
Egypt..............................      0.0000          0.0122         0.0000
Finland............................      0.0000          0.0026         0.0000
France.............................      0.0000          0.0026         0.0000
Germany............................      0.0000          0.0096         0.0000
Greece.............................      0.0000          0.0017         0.0000
Iceland............................      0.0000          0.0031         0.0000
Indonesia..........................      0.0063          0.0618         0.0000
Iraq...............................      0.0000          0.0029         0.0000
Ireland............................      0.0000          0.0021         0.0000
Italy..............................      0.0000          0.0002         0.0000
Malaysia...........................      0.0000          0.0112         0.0000
Mexico.............................      0.0000          0.0013         0.0000
Netherlands........................      0.0000          0.0008         0.0000
New Zealand........................      0.0000          0.0074         0.0000
Norway.............................      0.0000          0.0112         0.0000
Peru...............................      0.0000          0.0197         0.0000
Philippines........................      0.0000          0.0066         0.0000
Poland.............................      0.0000          0.0324         0.0000
Singapore..........................      0.0000          0.0067         0.0000
Slovak Republic....................      0.0000          0.0115         0.0000
South Africa.......................      0.0000          0.0003         0.0000
South Korea........................      0.0070          0.0463         0.0000
Spain..............................      0.0000          0.0007         0.0000
Sweden.............................      0.0000          0.0142         0.0000
Thailand...........................      0.0000          0.0150         0.0000
Ukraine............................      0.0000          0.0030         0.0000
United Kingdom.....................      0.0000          0.0004         0.0000
Venezuela..........................      0.0000          0.0034         0.0000
                                      ------------------------------------------
TOTAL..............................     $0.0133         $0.3597        $0.0000
                                      ==========================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1


40 | Annual Report

Templeton Global Bond Fund

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 41

Templeton Global Bond Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is appointed and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee         Since 1992         143                        Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                         company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Trustee         Since 2003         19                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd.; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
***S. JOSEPH FORTUNATO (1932)    Trustee         Since 1992         144                        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee         Since 2001         139                        Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                         Amerada Hess Corporation)
Suite 2100                                                                                     (exploration and refining of oil and
Fort Lauderdale, FL 33394-3091                                                                 gas), H.J. Heinz Company (processed
                                                                                               foods and allied products), RTI
                                                                                               International Metals, Inc.
                                                                                               (manufacture and distribution of
                                                                                               titanium), Canadian National
                                                                                               Railway (rail road) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


42 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
***GORDON S. MACKLIN (1928)      Trustee         Since 1993         143                        Director, MedImmune, Inc.
500 East Broward Blvd.                                                                         (biotechnology) and Overstock.com
Suite 2100                                                                                     (Internet services); and FORMERLY,
Fort Lauderdale, FL 33394-3091                                                                 Director, MCI Communication
                                                                                               Corporation (subsequently known as
                                                                                               MCI WorldCom, Inc. and WorldCom,
                                                                                               Inc.) (communications services)
                                                                                               (1988-2002), White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company) (1987-2004), Spacehab, Inc.
                                                                                               (aerospace services) (1994-2003) and
                                                                                               Martek Biosciences Corporation
                                                                                               (1998-2006).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; Senior Business Advisor, Martek Biosciences Corporation (research and development); and FORMERLY,
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of
Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)          Trustee         Since 2005         19                         Director, Emeritus Corporation
500 East Broward Blvd.                                                                         (assisted living) and OSI
Suite 2100                                                                                     Pharmaceuticals, Inc. (pharmaceutical
Fort Lauderdale, FL 33394-3091                                                                 products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee         Since 2003         102                        Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                         Amerada Hess Corporation)
Suite 2100                                                                                     (exploration and refining of oil and
Fort Lauderdale, FL 33394-3091                                                                 gas) and Sentient Jet (private jet
                                                                                               service); and FORMERLY, Director,
                                                                                               Becton Dickinson and Company (medical
                                                                                               technology), Cooper Industries, Inc.
                                                                                               (electrical products and tools and
                                                                                               hardware), Health Net, Inc.
                                                                                               (formerly, Foundation Health)
                                                                                               (integrated managed care), The Hertz
                                                                                               Corporation, Pacific Southwest
                                                                                               Airlines, The RCA Corporation, Unicom
                                                                                               (formerly, Commonwealth Edison), UAL
                                                                                               Corporation (airlines) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Trustee         Since 2005         19                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS     Trustee         Since 2003         19                         None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
****ROBERT E. WADE (1946)        Trustee         Since March 2006   29                         Director, El Oro and Exploration Co.,
500 East Broward Blvd.                                                                         p.l.c. (investments) and ARC Wireless
Suite 2100                                                                                     Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                                                 and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (1930)       Trustee         Since 1993         10                         Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                         Amerada Hess Corporation)
Suite 2100                                                                                     (exploration and refining of oil and
Fort Lauderdale, FL 33394-3091                                                                 gas) and Weatherford International,
                                                                                               Ltd. (oilfield products and
                                                                                               servicing) (2004-present); and
                                                                                               FORMERLY, Director, H.J. Heinz
                                                                                               Company (processed foods and allied
                                                                                               products) (1987-1988; 1993-2003) and
                                                                                               Total Logistics, Inc. (operating and
                                                                                               investment business) (until 2005).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
Investments LDC (Until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co. Inc. (investment banking) (until 1988); and U.S.
Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------


44 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,        Trustee and Vice   143                        None
One Franklin Parkway             Chairman of     President since
San Mateo, CA 94403-1906         the Board and   1992 and
                                 Vice President  Chairman of the
                                                 Board since 1995
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President  Since 1996         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief Compliance   Not Applicable             Not Applicable
One Franklin Parkway             Compliance      Officer since
San Mateo, CA 94403-1906         Officer and     2004 and Vice
                                 Vice President  President - AML
                                 - AML           Compliance since
                                 Compliance      February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)        Vice President  Since 2001         Not Applicable             Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer-
                                 Finance
                                 and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 45

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President  Since 1996         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President  Since 1994         Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------


46 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)   President and   Since 2002         Not Applicable             Not Applicable
One Franklin Parkway             Chief
San Mateo, CA 94403-1906         Executive
                                 Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary       Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer       Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since 2005         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 47

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)              Chief           Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

*** Subsequent to August 31, 2006, Mr. Fortunato and Mr. Macklin each ceased to be a trustee of the Fund.

****  During the reporting period, Mr. Wade became a trustee.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers. Prior to August 31, 2006, Mr. Fred R. Millsaps ceased to be a trustee of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION (FORMERLY AMERADA HESS CORPORATION), AND A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD, AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


48 | Annual Report

Templeton Global Bond Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 11, 2006, the Board of Trustees, including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Global Bond Fund (the "Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund


                                                              Annual Report | 49

Templeton Global Bond Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2006, as well as during the previous ten years ended that date in comparison to a performance universe consisting of all retail and institutional global income funds as selected by Lipper. The Fund's income return, as shown in such report, was in the middle quintile of such universe for the one-year period and on an annualized basis was in the middle quintile of such universe for the previous three- and ten-year periods and the second-highest quintile for the previous five-year period. The Fund's total return, as shown in such report, was in the second-highest quintile of its Lipper performance universe for the one-year period and on an annualized basis was in the highest quintile of such universe for each of the previous three-, five- and ten-year periods. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper


50 | Annual Report

Templeton Global Bond Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed that the effective management fee rate for the Fund was in the second least expensive quintile of its Lipper expense group and that its actual total expenses were in the least expensive quintile of such group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.


                                                              Annual Report | 51

Templeton Global Bond Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; and 0.40% on net assets in excess of $1.3 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2005, the Fund's net assets were approximately $2 billion and the independent Trustees raised the prospect of adding additional breakpoints. Management's position in discussing this was that the existing fee structure reaches a low rate quickly and that such low rate in effect reflects anticipated economies of scale as assets increase beyond the last breakpoint level. In support of such position, management pointed out the Fund's favorable effective management fee rate and total expense ratio comparisons within its Lipper expense group as previously discussed under "Comparative Expenses." Management further observed, and the Board acknowledged, that the fact the Fund's assets exceeded the last breakpoint level did not mean it no longer benefited from economies of scale since the continuous growth of assets being charged at the last breakpoint level results in a lower overall effective management fee rate. While intending to monitor future growth, the Board believed to the extent economies of scale may be realized by the manager and its affiliates, the schedules of investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


52 | Annual Report

Templeton Global Bond Fund

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 53
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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN (R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 6
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL BOND FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

406 A2006 10/06








ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $74,462 for the fiscal year ended August 31, 2006 and $66,143 for the fiscal year ended August 31, 2005.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,194 for the fiscal year ended August 31, 2006 and $0 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $174,667 for the fiscal year ended August 31, 2006 and $4,500 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $175,861 for the fiscal year ended August 31, 2006 and $4,500 for the fiscal year ended August 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.          N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.   N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 26, 2006


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 26, 2006